MULTIPARTY IMPLEMENTATION AGREEMENT
(English version concluded between the Postmaster General and the respective parties and constitutes the official documentation. The Afrikaans version is for information purposes only and does not substi-
tute the official version. )
INTRODUCTION
This agreement is entered into this 30th day of September 1993 between--
1.    The Government of the Republic of South Africa as represented by the Minister of
  Transport and Posts and Telecommunications ("The Minister");
2.    The Postmaster General;
3.    Telkom SA Ltd ("Telkom");
4.    Vodacom Group (Pty) Ltd ("Vodacom"), a company incorporated in the Republic of
        South Africa;
5.    Mobile Telephone Networks (Pty) Ltd ("MTN"), a company incorporated in the Repub-
lic of South Africa;
Whereas the Minister announced on the 14th of February 1993 his intention to grant two licences to provide a National Cellular Telephony Service and invited applications for licences to construct, operate and maintain such a Service on a non-exclusive basis; and
Whereas Vodacom and MTN each submitted applications in response to and in accordance with the invitation and in those applications each made diverse undertakings as to the actions it would take if a licence were granted to it; and
Whereas the Minister and the Postmaster General have carried out an evaluation of those applications and on the basis thereof and the undertakings contained therein the Minister announced on 22 Sep-
tember 1993 the decision to grant Licences to Vodacom and MTN under the Radio Act and the Post
Office Act; and
Whereas a Radio Licence permitting the Licensees to use radio frequencies in the 890 MHz. to 960
MHz bands and a Telecommunications Licence authorising the construction, maintenance and use of
GSM Telecommunications Lines have been granted on even date to each of Vodacom and MTN and.
such Licences are conditional on each of Vodacom and MTN entering into supplemental agreements;
and
Whereas the effective use of the radio frequencies and the Licensed Lines and the implementation of the undertakings made by each of the Licensees requires certain arrangements to be set in place which involve cooperation between the Minister, Postmaster General, Telkom, Vodacom and MTN and
the provision, by Telkom, Vodacom and MTN of certain services to each other which they have agreed to provide;and
GOVERNMENT GAZETTE. 29 OCTOBER 1993   No. 15232 29
Whereas all of the above have culminated, after comprehensive negotiations between the Postmaster
General, Telkom, Vodacom and MTN, in the preparing and issuing of the relevant comprehensive
Telecommunications Licence documents consolidating the rights and obligations of each of the Licen-
sees in substitution of all other prior documentation;
Now, therefore, it is agreed as follows:
1. DEFINITIONS
in this agreement, unless the context otherwise requires--
"CCITT" means Comite Consultatif International Telegraphique et Telehonique;
 "Cellular" means radio telecommunications designed to use limited radio frequency spectrum between cellular Terminal Equipment and network transceivers for the provision of GSM bearer, tele- and supplementary services across the cellular network, by allocating a limited number of frequencies within each of a number of defined geographical areas or cells, allowing the re-use of the same frequencies in different non-adjacent cells, and enabling users to maintain connec-
tions whilst moving through different geographical areas by making use of call handover between adjacent cells;
"Commercial Date" means 1 June 1994 the date on which the Licensees may commence using
Licensed Lines for commercial purposes;
"Community Centre" means schools, railway stations and such other locations as requested by a Licensee and approved by the Postmaster General in response to such request;
"Community Service Telephone" means Terminal Equipment which--
(i)    is registered as such by a Licensee in its own records; and
(ii)    is made available to the genera! public for the provision of the Service, and to this end is freely accessible; and
(iii)    is located in an Under-serviced Area or in a Community Centre; and
(iv)    is provided at tariffs which include a Community Service Telephone Tariff in terms of a
Telecommunications Licence;
"Customer" means any person who-
(i)    has indicated willingness in writing to enter into a contract with a Licensee for the provision of the Service by means of the Licensed. Lines on the Licensee's terms and conditions lodged in accordance with the applicable Telecommunications Licence, or has either written or otherwise entered into and is not in breach of such a contract; or
(ii)    is a Customer of a Service Provider;
"Community Service Telephone Timetable" means the timetable set out in Schedule 2A or
2B;
"Connect" means to install, maintain and use any Telecommunications Line or other apparatus used for telecommunications so that Messages which are--
(a)    conveyed by one Operator are also conveyed by another Operator; or
(b)    sent by means of one item of apparatus are conveyed or received by means of another item of apparatus.
"Disaster" also includes any event or circumstance resulting from major accidents and natural
GOVERNMENT GAZETTE. 29 OCTOBER 1993    No. 15232 31
"Emergency Organisation" means in respect of any locality the relevant governmental SA and traffic police, fire, ambulance, and the National Sea Rescue Institute;
"ETSI" means European Telecommunications Standard Institute;
"Fixed Link" means a Telecommunications Line connecting two points neither of which is Termi-
nal Equipment;
"Foreign Line" means a Telecommunications Line not operated by an Operator;
"GSM" means Global System for Mobile communications as defined in the ETSI structure of technical specifications and operating in the 900 MHz frequency band;
"Interconnection Agreement" means the agreement to be concluded between Telkom,
Vodacom and MTN defining the commercial and technical arrangements for-
(i)    the transfer of messages in either direction between Telkom and the Licensee(s); and
(ii)   the use of Leased Lines; and
(iii)   the provision of related services; and
(iv)   the payment of Interconnect Fees;
"interconnect Fees" means the fees paid in terms of an Interconnection Agreement for-
(i)    the carriage of messages originating in one network by means of another network, and/or
(ii)    Leased Lines;
"Leased Line" means a dedicated point-to-point circuit, complying with CCITT recommen-
dations, leased from Telkom for the purpose of carrying telecommunications traffic;
"Licensed Line" means a telecommunications line or any part thereof which the Licensee is authorised to construct, maintain and use in terms of a Telecommunications Licence;
"Licensee" means either Vodacom or MTN as the context may require
"Licence Period" means the period for which the applicable Radio Licence and Telecommuni-
cations License continue in force (including any period for which those Licences may be renewed or further renewed);
"Master Frequency Plan" means the manifestations of the actions of the Postmaster General to exercise control over and manage the radio frequency spectrum in accordance with accepted international standards and subject to the provisions of the Radio Act, Act No. 3 of 1952;
"Message" means any sound, signal, sign or image sent, or to be sent, for conveyance by means of a Licensed Line;
"Network Implementation Timetable" means the timetables set out in Schedule 1A or 1B;
"Number" means any alpha-numerical identifier of any Customer, Terminal Equipment or component of the Service;
"Operator" means any of Telkom, Vodacom or MTN;
"PLMN" means Public Land Mobile Network;
"Prescribed Date" means 1 November 1993 or any such later date as determined by the Post-
master General;
"Population" means demographic density as established in terms of the Statistics Act. Act No.
66 of
 1976.
Please see page 4 of the accompanying PDF
GOVERNMENT GAZETTE, 29 OCTOBER 1993    No. 15232 35
 (b)    not enact any legislation or implement any regulatory action which will subject a Licensee to any specific obligations other than those provided for in this Agreement or impose any specific obligation which prejudices matters that are the subject of this agreement, a Radio
Licence or a Telecommunications Licence; and
 (c)    procure that all Operators shall not engage in any act, practice or course of conduct which constitutes an abuse of a dominant position or which otherwise prevents, restricts or distorts fair competition.
 2. 2    The Postmaster General agrees that during the Licence Period he will use his powers under the
 Radio Act and the Post Office Act, where those powers are applicable and where to do so is consistent with overall Government policy from time to time, to assist the Operators in giving effect to the matters which are the subject to this agreement, a Radio Licence or a Telecommunications Licence.
 2. 3    Nothing in this agreement, but subject to the principles as set out in paragraph 2. 1 above, will limit in any way the ability of the Government to enact legislation or to implement regulatory provisions of general application.
3. RADIO FREQUENCIES
3. 1   The Postmaster General agrees that he will continue throughout the Licence Period--
(a)    to grant or renew its Radio Licence each year in terms of the Radio Act so as to make available to the Licensees each of the radio frequencies specified in its Radio Licence; and
 (b)    to exercise his functions under the Radio Act and the Post Office Act so as to facilitate the construction, maintenance and use of the Licensed Lines by the Licensees, provided that each Licensee continues to comply with the provisions of its Radio Licence and to use such frequencies efficiently in accordance with GSM recommendations for the purpose of providing its
    Service,
 3. 2    Nothing in this paragraph shall prevent the Postmaster General substituting a different frequency in the GSM frequency band 890 MHz to 960 MHz for any of the frequencies so assigned at no cost to the Postmaster General if this is reasonably necessary--
 (a)   for the implementation of any international agreement entered into by the Government of the
   Republic of South Africa; or
(b)   to ensure the proper management of the radio spectrum; or
 (c)   for the avoidance of harmful interference,
 but the Postmaster General agrees that he will give as much notice as is reasonably practicable and that, before taking any such action, he will consult the Licensee and will take into account, so far as he considers reasonable, its representations and objections and provide a written report incorporating the reasons for his findings.
4.   INSTALLATION OF THE LICENSED LINES
4. 1 Each Licensee agrees that--
(a)   (i)   in the case of Vodacom, it will before the date specified in Column 1 of the Vodacom
Network Implementation Timetable set out in Schedule 1 A;
(ii)   in the case of MTN, it will before the date specified in Column 1 of the MTN Network
Implementation Timetable set out in Schedule 1 B
construct, maintain and thereafter use not less than one Licensed Line in each of the places specified in column 2 thereof;

GOVERNMENT GAZETTE, 29 OCTOBER 1993    No. 15232 37
(b)   at the time when a Licensed Line is first constructed, maintained and used in that place and at all subsequent times during the Licence Period it will construct, maintain and thereafter use sufficient additional Licensed lines to support the specific Grade of Service as defined in paragraph 6. 4 of the telecommunications Licence in that place.
4. 2   Each Licensee agrees that, if it fails without reasonable cause so to construct, maintain and use any Licensed Line in any particular place as required in terms of paragraph 4. 1, it will, in respect of any month or part of a month commencing on the day when either--
(a)   one Licensed line ought to have been constructed, maintained and used as required in terms of paragraph 4. 1 (a); or
(b)   the Postmaster General notifies the Licensee, supported by his written reasons that, insuffi-
cient Licensed lines have been constructed, maintained and used as required in terms of paragraph 4. 1 (b)
and ending on the day when the Postmaster General is informed by such Licensee that the Licensed
Line or as the case may be additional Licensed Lines have been constructed, maintained and used as so required, pay to the Postmaster General a sum equal to one tenth of the estimated cost of installing the Licensed Line in that place up to 100% of such costs, such payments to be made monthly in arrears on the first business day of the month.
4. 3   the contents of Schedule 1A (the Vodacom Implementation Timetable) is confidential to the
Minister, the Postmaster General and to Vodacom; and
(b)   the contents of Schedule 1B (the MTN Implementation Timetable) is confidential to the
Minister, the Postmaster General and to MTN,
and that such contents is not to be disclosed to the other parties to this agreement or to any other person without the written consent of the Licensee.
5.   COMMUNITY SERVICE TELEPHONES
5. 1   Each Licensee agrees that--
(a)   in the case of Vodacom, it will before the date specified in Column 1 of the Vodacom
Community Service Telephone Timetable set out in Schedule 2A, either--
(i)   construct, maintain and thereafter use a Community Service Telephone at each of the places specified in Column 2 thereof; or
(ii)   enter into contractual arrangements with another person obliging such person to provide a Community Service Telephone at each of those places; and
(iii)   in either case do, or secure that there are done, the additional things mentioned in the notes to that Timetable;
(b)   in the case of MTN, it will before the date specified in Column 1 of the MTN Community
 Service Telephone Timetable set out in Schedule 2B either--
(i)   construct, maintain and thereafter use a Community Service Telephone at each of the places specified in Column 2 thereof; or
(ii)   enter into contractual arrangements with another person obliging such person to provide a Community Service Telephone at each of those places; and
(iii)   in either case do. or secure that there are done the additional things mentioned in the notes to that Timetable
GOVERNMENT GAZETTE. 29 OCTOBER 1993    No. 15232 39
5. 2   Each Licensee agrees that at all times thereafter during the Licence Period it will provide the
Service, or secure that the Service is provided, by means of--
(a)   not less than one Community Service Telephone at each of those places; or
 (b)   if in any of those places the demand for the Service from persons who can obtain the Service only by means of a Community Service Telephone cannot be satisfied by a single Commu-
nity Service Telephone, sufficient additional Community Service Telephones at that place to meet all reasonable demands for the Service by such persons, but the Licensee will not be required to install further Community Service Telephones that the maximum number of Community Service Telephones provided for in the Community Service Tele-
phone Timetable set out in Schedule 2A or 2B.
5. 3   Each Licensee agrees that, if in any particular specified place it fails without reasonable cause so to provide the Service by means of such one or additional Community Service Telephones as required in terms of paragraphs 5. 1 or 5. 2, it will, in respect of any month or part of a month commencing on the day when either-
 (a)   one Community Service Telephone and the Service ought to have been provided in that place as required in terms of paragraph 5. 1; or
(b)   the Postmaster General notifies the Licensee, supported by his written reasons that, the
Service is provided by means of less than the number of Community Service Telephones required in terms of paragraph 5. 2
and ending on the day when the Postmaster General is informed by such Licensee that the Community
Service Telephone or as the case may be additional Community Service Telephones have been constructed, maintained and used as so required, pay to the Postmaster General a sum equal to one tenth of the estimated cost of installing the Community Service Telephone or Telephones in that place up to a maximum of 100% of such costs, such payments to be made monthly in arrears on the first business day of the month.
5. 4   It is agreed that--
(a)   the contents of Schedule 2A (the Vodacom Community Service Telephone Timetable) are
confidential to the Minister, the Postmaster General and to Vodacom; and

(b)   contents of Shedule 2A (the Vodacom Community  Service Telephone Timetable) are confi dential to the Minister, the Postmaster General and to MTN, and that such contents are not to be disclosed to the other parties to this agreement or to any other person without the written consent of the Licensee.
6.   RESOLUTION OF DISPUTES
6. 1   If a Licensee disputes any application of the provisions of paragraphs 4. 2 or 5. 3 it may refer the matter to a Committee comprised of one representative of the Postmaster General, one representative of the Licensee and a third person who shall be nominated by both the Postmaster General and the
Licensee failing which by the President of the Transvaal Law Society, and the Committee's determination shall be final.

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i
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a
t
i
o
n shall b e final. . . : i . "
6. 2   If the Committee finds in favour of the Licensee such monies paid to the Postmaster General in respect of the matter as determined by the Committee shall be refunded to the Licensee with interest at the Statutory rate.

7. FIXED LINKS
7. 1   Telkom shall have the right to provide all Fixed Links required by the Licensees to construct, maintain and use their networks and to interconnect their respective networks with each other and with
Telkom's network unless Telkom is unwilling or unable to do so;
GOVERNMENT GAZETTE. 29 OCTOBER 1993    No. 15232
7. 2   The following procedure shall be followed to meet the requirements of the Licensees for Specified Links:
(a)   Any request for Specified Links by a Licensee must b  made in writing to Telkom at a

d
r
e
s
s a n d directed t o a person t o b e nominated i n writing b y Telkom. Each request must set out the number of Specified Links, the points between which and the time within which each Specified Link is required and the capacity of the Specified Links required.
(b)   Telkom shall respond in writing to each such request as follows:
(i)   Where the Specified Links are required between two connecting points within the same metropolitan area--
(A)   up to 30 Specified Links within five working days:
(B)   for every additional 50 Specified Links or part thereof, an additional five working days.
(ii)   In all other cases--
(A)   up to three Specified Links within five working days;
(B)   for every additional five Specified Links or part thereof, an additional five working days.
7. 3   In its response Telkom shall state-
(a)   whether it is willing and able to provide the Specified Links required and, if  so,
(b)   the time within which Telkom will be able to provide the Specified Links.
7. 4   After receipt of Telkom's written response as aforesaid the Licensee may place an order in writing on Telkom in terms of Telkom's written response which shall be binding upon the Licensee and
Telkom.
7. 5   Telkom undertakes to provide the Specified Links so ordered on the date required by the Licen-
see provided that such an order is placed at least 90 days prior to the required date.
7. 6   If Telkom is late in the provision of any Specified Link as stipulated in paragraph 7. 5 it shall be liable to pay penalties to the Licensee based on a percentage of the total annual rental of the Specified
Link as follows:
(a)   1 to 30 days late 25%;
(b)   31 to 60 days late 50%;
(c)   more than 60 days late 75%.
7. 7   If Telkom is unable to provide any particular Fixed Link of the specified capacity, It shall specify in
Its response what capacity link it will in fact be able to provide and when it will be able to provide the required capacity.
7. 8   If Telkom is unwilling or fails to provide the Specified Link within the period specified in paragraph
7. 8   (b) the Licensee shall be entitled to apply to the Postmaster General for permission to procure the
Specified Link otherwise than from Telkom.
7. 9   Each of the parties agree that the Postmaster General may act on the basis set out below where it is alleged by a Licensee that Telkom failed to respond in terms of paragraph 7. 2 or that Telkom's inability to provide Specified Links of the required capacity, is unreasonable or that Telkom has failed to provide the Specified Link within the period stipulated in paragraph 7. 3 (b):
(a)   The Licensee must lodge a written complaint with the Postmaster General setting out fully the grounds for its complaint and the facts upon which the complaint is based, together with copies of it's written request and Telkom's written response
Please see page 9 of the accompanying PDF
GOVERNMENT GAZETTE, 29 OCTOBER 1993    No. 15232 45
8. 3   Telkom, Vodacom and MTN each agrees that, if at any time thereafter it is requested by any one or more of the others to enter into negotiations with a view to the modification of such agreement, it shall unless directed otherwise by the Postmaster General in writing forthwith enter into negotiations with the relevant parties and will use its best endeavour to reach agreement on such modification.
8. 4   Telkom, Vodacom and MTN each agrees that, if for any reason there is failure to agree on the modification of that agreement as envisaged in paragraph 8.3 and if he is so requested by any of them in writing-
(a)   the Postmaster General may determine that the terms and conditions of the Interconnection
Agreement should be modified and, if he does so determine, the form of the modification that is to be incorporated into the agreement; and
(b)   if any such modification is incorporated into the Interconnection Agreement, each of them who is party to that agreement will comply with the agreement incorporating such modifi-
cation as so determined as if that agreement as modified had been voluntarily entered into by it.
8. 5   Telkom, Vodacom and MTN each agrees that any term or condition of any Interconnection
Agreement may be modified by agreement in writing between them whether such term or condition was voluntarily entered into by it, were determined by the Postmaster Genera! or were modified by him pursuant to the provisions of paragraphs 8. 4 and 8. 7.
8. 6   No Interconnection Agreement and no modification of the terms and conditions of such agreement may enter into force-
(a)   until 28 days after full particulars of the terms and conditions of that agreement or modifi-
cation, together with a sufficient explanation of the purpose and effect of the agreement or modification, have been furnished to the Postmaster General and each of the Licensees; or
(b)   if the Postmaster General has, subject to the provisions of paragraph 8. 2, within the period of
28 days determined by notice in writing delivered to each party to the agreement or modification

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a

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n that t h e agreement o r modification should n o t enter into force a t a l l o r should enter into force subject to such further modifications as are specified in the notice and supported by his reasons.

8. 7   The Postmaster General agrees that he will make any determination which it falls to him to make by virtue of this paragraph 8 diligently, in the best interests of the rapid and effective provision of the

Service and so far as practicable at the least cost to the Customer by applying the following principles:

(a)   any Customer of any Operator should be able to send Messages to, and to receive

Messages from, any other Customer of any Operator;

(b)   the methods used and to be used to connect the Licensed Lines of Vodacom and MTN to each other and to the facilities used by Telkom to provide the Telecommunications Service should conform with good engineering principles and practice;

(c)   connections between the Licensed Lines of each of the Licensees and between the Licensed

 Lines of each of them and the facilities used by Telkom to provide the Telecommunications

Service shall be established in sufficient numbers and with sufficient capacity to convey all

Messages which have been sent by Customers of any one of the Operators to the places to which those Customers wish the Messages to be conveyed;

(d)    a Licensee should be enabled to hand over and accept Messages to and from the Telkom

Public Switched Telephone Network at a place or places (or apparatus) chosen by the

Postmaster General as selected from the lists of points of interconnect (real or virtual. ),

submited by each of the operators:

GOVERNMENT GAZETTE, 29 OCTOBER 1993    No. 15232 47

(e)   all Fixed Links provided by Telkom to the Licensees for connection to the PSTN shall be Leased Lines;

(f)    each Licensee's Wholesale Charges for any Service shall so far as practicable be the same as the charges which are included in the Licensee's books of account in respect of the same

Service when it is provided by its Wholesale Business for the Retail Business;

(g)    each of the Licensees' terms and conditions for interconnection to Telkom shall be and remain no less favourable than those for the other Licensee.

Such initial determination will not be more onerous to the Licensees than is provided for in the proposed interconnect principles as contained in the Appendices 3, 4 and 5 of the Invitation to Apply for

a Licence to Provide a National Cellular Radio Telephony Service.

8. 8   Notwithstanding any other provision in this agreement, the principle of far end handover for calls originating from Licensed Lines of the Licensees, and near end handover for calls originating from the

Telkom network is accepted and will be applied by all parties.

8. 9   For the purposes of an Interim Roaming Agreement referred to in the Telecommunications

Licences the Postmaster General shall within 30 days of being requested to do so by either Licensee have the power to determine the provisions of such agreement in accordance with the orinciples set out in paragraph 8 above.

9.   DIRECTORY INFORMATION

9. 1   Each Licensee agrees, subject to paragraphs 9. 3 and 10. 2, to supply to each of its Customers on request and in return for such charges as the Licensee may determine--

(a)   a directory enquiry service covering the Customers of the Licensee, Customers of the other

Operators and Customers of telephone operators outside the Republic of South Africa by means of either live voice or at the instance of the Licensee direct on-line access to a computer or a combination of those means;

(b)   a Telkom printed directory with addresses in the same geographical area as such Customer.

9. 2   Each Licensee shall furnish to Telkom the name, address and telephone number of each

Customer to whom a number has been allocated (in this paragraph "the information") and who has requested such information to be included in the relevant Telkom directory no later than two working days after commencing the Service to that Customer.

 9. 3   Telkom shall include free of charge the information relating to each Customer referred to in paragraph 9. 2 above as a single normal light face entry per appropriate white pages printed directory.

9. 4   Each Operator shall provide to the other Operators facilities enabling their directory enquiry operators to gain on-line access to its directory database (but excluding Telkom's yellow pages data-

 base) for the purpose of retrieving such information contained therein as is needed for the Operators to provide operator-assisted directory enquiry service.

9. 5   Telkom shall supply copies of its printed directories to the Licensees at Telkom's normal charges to enable the Licensees to provide the printed directories referred to in paragraph 9. 1 (b) above.

9. 6   All copyright in Telkom's directories shall remain vested in Telkom.

10.   OPERATOR-ASSISTED SERVICES

10. 1   Each Licensee agrees that it will provide either independently or in concert with other Operators an operator-assisted service whereby any Customer (including for the purpose of this paragraph any person using a Community Service Telephone) may receive through the agency of live speech (or a combination of live speech and either recorded or synthesised speech)-

(a)   assistance with the sending or reception of any Message; or

(b)   information (other than directory enquiry information) about any aspect of the Licensee's Service

GOVERNMENT GAZETTE, 29. OCTOBER 1993    No. 15232 49

10. 2   A Licensee may recover the costs which it incurs in providing this operator-assisted service described in paragraph 10. 1 from its Customers;

 11.   EMERGENCY SERVICES

11. 1   Each Licensee agrees that it will provide independently or in concert with other Operators from the Commercial Date such operator-assisted service in such manner as to provide an emergency call service by means of which any member of the public may, at any time and without incurring any charge,

 communicate as swiftly as practicable by means of live voice with any of the Emergency organisations for the purpose of notifying it of any emergency.

 11. 2   The Licensees also agree that each will provide from a date or dates to be prescribed by the
            Postmaster General but not earlier than the Commercial Date such operator-assisted service in such manner as to provide, in any emergency or other circumstance where calls cannot be dialled direct,

  facilities which enable the public to communicate by means of live speech with any Emergency Organ-

  isation.

 11. 3   Each Licensee agrees that it will provide the services described in paragraphs 11. 1 and 11. 2 with priority over all other aspects of the Service.

 11. 4   It is agreed that the Licensees may restrict the public emergency call services described in paragraphs 11. 1 and 11. 2 to the extent that such restriction is agreed to by the Emergency Or ganisation concerned, or in the absence of such Agreement, to such extent as may be determined by the

n concerned, or in the absence of such agreement, to such extent as may be determined by the

 Postmaster General by notice in writing sent to the Licensee(s) and the Emergency Organisation concerned.

 11. 5   Each Licensee agrees that it will, after consultation with the relevant authorities and Emergency

 Organisations as appropriate, make plans or other arrangements for the provision, or as the case may be, the rapid restoration of the Service as are practicable and may reasonably be required in Disasters.

 11. 6   Nothing in this paragraph precludes a Licensee from--

 (a)   recovering the costs which it incurs in making or implementing any such plans or arrange-

ments as are mentioned in paragraph 11. 5 from those on behalf of or in consultation with whom the plans or consultations are made; or

 (b)   making the implementation of any such plan or arrangement conditional upon the person for whom or on whose behalf that plan or arrangement is to be implemented indemnifying the

Licensee for all reasonable costs incurred as a consequence of the implementation.

11. 7   Telkom agrees to provide access free of charge to all Emergency Organisations with a national number.

12.   NUMBERING ARRANGEMENTS

12. 1   Telkom agrees to allocate the access codes 082 to Vodacom and 083 to MTN. Allocation of telephone numbers by the Licensees to their Customers within the allocated blocks are totally under each Licensee's discretion and control.

13.   METERING AND BILLING ARRANGEMENTS

13. 1   The Licensees each agree to install and to use metering and billing systems which accurately record the extent of the Service provided to any other Operator or Customer of a Licensee.

13. 2   The Licensees each agree that it shall set out in any account or invoice sent to any such

Operator or Customer the true extent of the Service actually provided to that Operator or Customer in the period to which the amount or invoice relates

Please see page 13 of the accompanying PDF

GOVERNMENT GAZETTE, 29 OCTOBER 1993    No. 15232 53

15. 2   The purposes are to secure that--

(a)   in any area of the Territory where Vodacom has not constructed, or does not use Licensed

Lines a Customer of Vodacom may obtain the Service normally provided by Vodacom by means of Licensed Lines constructed or used by MTN; and

(b)  in any area of the Territory where MTN has not constructed, or does not use Licensed Lines a Customer of MTN may obtain the Service normally provided by MTN by means of Licensed

Lines constructed or used by Vodacom.

16.   PREVENTION OF RESTRICTIONS ON INTERNATIONAL CALLS ETC.

16.1   The Licensees each agree not to restrict or enter into any agreement or arrangement with any other Operator or with any person who operates a Foreign Line without the approval of the Postmaster

General the effect of which would be to prevent or restrict--

 (a)   any person in the Republic from sending Messages by means of any Licensed Line in the

 Republic for reception by means of any Foreign Line; and

(b)   any person outside the Republic from sending Messages by means of a Foreign Line for reception in the Republic by means of any Licensed Line used by any Operator.

16. 2   Telkom agrees to provide access to the Customers of the Licensees to all international services to which Telkom's own customers have access.

17.   PREPARATION OF ACCOUNTS

17.1   The Licensees each agree that it shall maintain proper accounting records in accordance with the Chart of Accounts and Cost Allocation Manual to be prescribed by the Postmaster General. Until such time the Licensees shall maintain proper accounting records in accordance with generally accepted accounting practice in such form as is sufficient to--

(a)   show all  the activities of  the Licensee taken together and the activities of each of  the Licen-
       see's businesses engaged in-

s businesses engaged i n --

(i)   The construction of the Licensed Lines;

(ii)   the maintenance of the Licensed Lines;

(iii)   the Retail Business;

(iv)   the Wholesale Business;

 (v)   the supply of Terminal Equipment (other than Community Service Telephones);

 (vi)   the supply of Community Service Telephones and the provision of the Service by means of Community Service Telephones;

 (vii)   the provision of supplementary services;

 (viii)   the supply of printed directories;

 (ix)   such other categories as the Postmaster General may from time to time require,

separately from each other and from the other businesses of the Licensee; and

(b)   explain its transactions and those of each of those  businesses .

17. 2   The Licensees each agree that it shall record in such accounting records at full or market related cost any material transaction between -

(a) it and any of the business of the Licensee specified in paragraph 17.1

GOVERNMENT GAZETTE, 29 OCTOBER 1993 No. 1S232 55

(b)  one such business and another; and

(c)   it and any other person in which the Licensee has shares; and

(d)   it and any other person who has shares in the Licensee or in the shareholders of the

Licensee; and

(e)   it and a subsidiary company as defined in the Companies Act, Act No. 61 of 1973 of such

Licensee.

17. 3   Within three months of the end of each financial year of a Licensee, each Licensee shall present to the Postmaster General accounting statements truly and fairly presenting the costs (including capital costs), revenue and financial position of the businesses specified in paragraph 17. 1 together with a report of the Licensee's auditor on those statements.

17. 4   Telkom agrees to maintain proper accounting records in accordance with generally accepted accounting practice regarding any material transaction with--

(a)   either of the Licensees; and

(b)   any subsidiary company as defined in terms of the Companies Act of either of the Licensees,

and to furnish this information to the Postmaster General on his request and to open the said records to independent audit by an auditor appointed by the Postmaster General for that purpose.

18.   AMENDMENTS

18.1   No variation, modification or waiver of any provision of this agreement nor consent to any departure from it by any party shall have any effect unless it is confirmed in writing and executed by all the parties concerned.

19.   ENFORCEMENT

19.1   If the Postmaster General is of the opinion that there has been a fundamental breach by any of the Licensees of one or more of the undertakings set out in this agreement, the Postmaster General shall provide to the defaulting party a written notice containing the following information

(a)   Identification of the obligations that it is alleged have been breached;

(b)   full particulars of the alleged breach;

(c)   notice to the defaulting party indicating such time as may reasonably be required, but in any event not less than 60 days, to remedy the beach.

19.2   The defaulting party shall respond to the Postmaster General within the time stipulated in the notice as follows:

(a)   That it either confirms or denies the alleged breach and, where applicable, the extent to which the alleged breach is only partly denied; or

(b)    to the extent that it accepts the alleged breach--

 (i)   advising the Postmaster General how it intends the breach to be remedied and the time required therefore; and

(ii)  informing the Postmaster General of the reasons for such breach and requesting an extension of time (if any) which is reasonably required to remedy the breach.

19. 3   The Postmaster General shall reasonably exercise his discretion in the granting of any such extension of time and shall in the event of his refusing an extension provide his reasons therefor in writing

GOVERNMENT GAZETTE, 29 OCTOBER 1993    No. 15232 57

19. 4   If the breach has not been remedied within the time stipulated in the relevant notice or such extension of time granted by the Postmaster General then the Postmaster General shall be entitled without prejudice to his rights to demand specific performance where possible remedy such breach himself or appoint another party to remedy such breach in any event at the cost of the defaulting party,

provided that the aggregated liability of the defaulting party in respect of any breach or breaches arising from the same cause of action, including any such costs shall be limited to the payment of

R10 000 000 (ten million Rand).

19.5   Any claim of the Postmaster General for a breach in respect of the Network Implementation

Timetable or the Community Service Telephone Timetable shall be limited to and reduced by ah amount equal to any sum or sums already paid or payable in terms of paragraphs 4. 2 and 5. 3 above.

19.6   The provisions of this paragraph shall be without prejudice to any other remedies or rights to which the Operators may be entitled in law.

20.   FORCE MAJEURE

20.1   Should an Operator be prevented from performing its obligations in terms of this agreement on account of any event as set out hereunder, the Operator shall not be regarded as being in breach of the terms of this agreement and shall not be held liable on account thereof.

20.2   For purposes of this paragraph an event shall mean any legislation or regulation of the Republic of South Africa, fire, Act of God, accident, explosion, acts of war, terrorism, insurrection, sabotage,

labour disputes, transportation embargo, act or omission of any government or government agency,

failure in performance of any supplier as a result of any of the above, all of which beyond the control of the Operator.

20.3   The Operator shall advise the Postmaster General as soon as practicable after becoming aware of the existence of any such event or circumstances likely to lead to such an event.

21.   REMEDY OF LICENSEE

21.1   In the event that the Government, the Minister or the Postmaster General exercises or refuses to exercise any power or introduces any measure in contravention of or in conflict with the

s or Radio Licence of a Licensee or the provisions of this agreement the Postmaster General shall be liable to pay to the Licensee such damages to which the Licensee is entitled in law.

 21.2   In exercising any function or power assigned to the Postmaster General in terms of this agreement the Postmaster general shall-

 (a)   act reasonably having regard to all surrounding circumstances; and

 (b)   prior to exercising such function or power afford the Operators every reasonable opportunity to make representations in relation to all relevant issues; and

(c)   at the request of any party furnish written reasons for any decision so made.

21.3   In the event of any dispute occurring between the Postmaster General and a defaulting party in relation to a breach of this agreement or the time period set for the remedy thereof, such dispute shall,

unless resolved by negotiation between the Postmaster General and the defaulting party, be referred to arbitration at the instance of either party, which arbitration shall be held in terms of the provisions of the Arbitration Act, Act No. 42 of 1956, as amended, on the basis that such determination of the dispute shall be final and binding on the parties.

GOVERNMENT GAZETTE, 29 OCTOBER 1993    No. 15232 59

22.   INTER PARTY AFFAIRS

22.1   It is recorded that the contents of any documentation referred to in this agreement to which a party is not privy shall not in any way bind or affect the rights and obligations of such a party.

22.2   A dispute between any of the parties to this agreement shall not affect the rights and obligations of any other party not involved in such dispute.

22.3   Pending the outcome and finalisation of any dispute the rights and obligations of all the parties to this agreement shall remain and continue as provided for in this agreement and no party shall be.

entitled to withhold any service or refrain from making any payment due.

22.4   The termination of the Telecommunications Licence of any of the Licensees for whatever reason or the termination of this agreement in respect of a party shall not effect the validity of this agreement in respect of the remaining Licensee or Licensees or any of the other parties in as much as it relates to the remaining parties.

23. DURATION

23.1   This agreement shall remain in force until terminated by all the parties thereto by written agreement or until the termination of the last remaining Telecommunications and Radio Licence, but in any event until any outstanding issue or dispute in terms thereof has been resolved or finalised.

24.   PRECEDENCE

24.1   The provisions of a Telecommunications Licence shall be utilised in interpreting the provisions of this agreement where required to give proper effect thereto.

24.2   The provisions of a Telecommunications Licence shall take precedence in any instance where the wording or provisions of this agreement and the Telecommunications Licence are irreconcilable.

25.   CONFIDENTIALITY

25.1   The parties to this agreement recognise the proprietary interest of the other parties to the subject matter of the agreement and all information in respect thereof and the parties each hereby agrees that no such information shall be made available to any party not privy thereto without the prior written approval of the other parties having been obtained.

26.   NOTICE

26.1   Any notice given pursuant to this agreement shall be delivered as follows:

(a)   In the case of a notice to the Minister (address).

(b)   In the case of a notice to the Postmaster Genera!:

The Postmaster General

15th Floor, Mutual and Federal Building

152 Vermeulen Street

Pretoria

GOVERNMENT GAZETTE, 29 OCTOBER 1993

No. 15232 61

(c)   In the case of a notice to Telkom:

The Managing Director

Telkom SA Ltd

Telkom Towers North

Proes Street

PRETORIA

(d)   In the case of a notice to Vodacom:

The Chief Executive Officer

Vodacom Group (Pty) Ltd

Hatfield Gardens B

corner of Arcadia and Hilda  Streets.

Hatfield

PRETORIA

(e)    In the case of a notice to MTN:

The Chief Executive Officer

Mobile Telephone Networks (Pty) Ltd

First Floor, Media Park

75 Republic Road

RANDBURG

or to such other address as any party may from time to time notify all the other parties in writing.

27.   ENTIRE AGREEMENT

27.1   This agreement constitutes the entire agreement between the parties with regard to the matters dealt with herein. There are no terms, conditions or warranties, express or implied, of whatever nature other than those contained therein.

27.2   The provisions of this agreement shall be binding on the assigns or successors in title of the parties to this agreement.

27.3   Nothing in this agreement shall be construed or interpreted as broadening the scope of the

Licences beyond the authority to provide a National Cellular Telecommunications Service using GSM technology in the 890 MHz to 960 MHz bands.

I. L. WILKINSON,

Mobile Telephone Networks (Pty) Ltd

A. DE V. C.  KNOTT-CRAIG,

Vodacom Group (Pty) Ltd

G. VAN DlJK,

Telkom SA Ltd

P. J. T. OOSTHUIZEN,

Postmaster General

P. J. WELGEMOED,

VODACOM COMMERCIAL IN CONFIDENCE

SCHEDULE  1A

VODACOM IMPLEMENTATION TIMETABLE

DATE

At Commercial Date

COVERAGE AREAS

Johannesburg, Pretoria. Durbar, and Cape Town

core areas.

The Johannesburg/Pretoria core areas can more

accurately be defined as an approximate 40 km

radius around Halfway House encompassing:

* Johannesburg CBD

* Sandton

* Pretoria CBD

* Mamelodi

* Attridgeville

* Laudium

* Eersterust

* Verwoerdburg

* Halfway House

* Nl between Pretoria and Johannesburg

* other areas within the radius

The Durban core area can be defined as an

approximate 20 km radius around the Durban

CBD including:

* Durban CBD

* Umhlanga Rocks

* Amanzimtoti

* other areas within the radius

The Cape Town core area can be defined as an

approximate 20 km radius around Cape Town

CBD including:

* Cape Town CBD

* Camps Bay/ Sea Point

* Parow

* Bellville

* Cape Flats

* Mitchells Plain

* Wynberg

* other areas within the radius

COVERAGE

CLASS

IV

IV

IV

IV / II

IV  /  II

IV

IV

IV

IV

IV / II

II

IV

IV

IV

II

IV

IV

IV

IV

IV / II

IV / II

IV

II

1

VODACOM COMMERCIAL IN CONFIDENCE

5 months

Commercial Date plus  Greater   PWV area. Cape Peninsula. Durban-

Pietermaritzburg and Port Elizabeth-Uitenhage

metropolitan areas.

The greater PWV metropolitan area can be

defined as an approximate radius of 100 km

around Halfway House encompassing:

* areas covered at opening

* Brits

* Rustenburg

* greater Pretoria

* Bronkhorstspruit

* Witbank

* Tembisa

* Kempton Park

* Alexandra

* Greater Johannesburg

* Krugersdorp

* Roodepoort

* Germiston

* Springs

* Benoni

* Boksburg

* Alberton.

* Soweto

* Lenasia

* Heidelberg

* Meyerton

* Vereeniging

* Sebokeng

* Thokoza

* Vosloorus

* R28 Pretoria to Krugersdorp

* N1/M1/N1 Pretoria to Vereeninging

" N3 Johannesburg to Heidelberg

* N4 Pretoria to Witbank

* R21/R24 Pretoria to Johannesburg

* other areas within the radius

as before

IV

IV

IV

IV / II

IV

IV / II

IV

IV

IV

IV

IV

IV

IV

IV

IV

IV

IV

IV / II

IV

IV

IV

IV

IV / II

IIII

IV / II

IV / II

II

IV / II

IIII

IV / II

II

IV

* De Duza

* Daveyton

2

VODACOM COMMERCIAL IN CONFIDENCE

Commercial Date plus                     The Cape Peninsula metropolitan area can he

5 months (continued)

described as in approximate radius of  0-40 km

east of Cape Town and 50 km north of Cape

Town including:

* areas covered at opening

* Hout Bay

* Constantia

* greater Cape Town

* Fish Hoek

* Simon's Town

" Muizenberg

* Milnerton

* Table View

* Atlantis

* entire Cape Flats area

* Khayelitsha

* Somerset West

* Strand

* Stellenbosch

* Paarl

* Wellington

* Nl Cape Town to Paarl

* other areas within the radius

The Durban-Pietermaritzburg metropolitan area

can be denned by an approximate radius of 35

km north and south of Durban, stretching inland

to 20 km west of Pietermariztburg along a strip

15 km (within the limitations of the topography)

either side of the N3 including:

* areas covered at opening

* Tongaat/ Verulam

* greater Durban area

* Kwamashu

* Kloof

* Hillcrest

* Isipingo

* Umlazi

* Pinetown

* Chatsworth

* Queensborough

* Camperdown

* Pietermaritzburg

 as before

IV

IV

IV

IV

IV

* Hilton

* N3 Durban to Hilton

* N2 Umhlanga Rocks to Amanzimtoti

* other areas within the radius

IV/II

IV

IV

IV

IV

IV

IV

IV / II

II

as before

IV / II

IV

IV / II

IV

IV

IV

IV

IV

IV / II

IV / II

II

IV

IV/II

II

IV

IV

IV

II

II

VODACOM COMMERCIAL IN CONFIDENCE

Commercial Date plus

5 months (continued)

The Port Elizabeth-Uitenhage metropolitan area

can be described as an approximate radius of 30

km from Port Elizabeth inland towards

Uitenhage including:

* greater Port Elizabeth

IV

* Bethelsdorp

IV

* Dispatch

IV

* Uitenhage

 IV

* the main route from Port Elizabeth to

 II

Uitenhage

* other areas within the radius

 II

 N2 Cape Town-Hermanus including:

 * Grabouw

II

 * Herrnanus

IV / II

 * other areas within 15 km radius of road

II

Nl Johannesburg-Bloemfontein including:

*Bloemfontein.

IV

*Brandfort

*Welkom

IV

*Kroonstad

IV / II

*Parys

IV / I I

* Sasolburg

IV / II

* other areas within 15 km of road

II

N3 Johannesburg-Pietermaritzburg including:

* Villiers

II

* Warden

II

* Harrismith

IV / II

* Van Reenen

IV / II

* Mooi River

II

* other areas within 15 krn radius of road

II

R29 Johannesburg-Klerksdorp including:

* Carltonville

IV / II

* Potchefstroom

IV

*Klerksdorp

* Stilfontein

 II

* other areas within 15 km radius of road

 II

Commercial Date plus

12 months

Vredenburg-Cape Town route including:

* Vredenburg

* Langebaan

* Darling

IV / II

* other areas within 15 km radius of road

_,

II

IV / II

II

IV / II

IV

4

VODACOM COMMERCIAL IN CONFIDENCE

Commercial Date plus

18 months

N1 Cape Town-Blomfontein including:

* Edenburg

* Springfontein

* Richmond

* Beaufort West

 * Laingsburg

 * Touws River

 * Worcester

other areas within 15 km of the road

 R32 Port Elizabeth-Colesberg including:

 * Colesberg

* Noupoort

* Middelburg

* Cradock

* Somerset East

 * other areas within 15 krn of the road

II

II

II

IV / II

II

IV / II

IV / II

II

IV II

II

II

5

VODACOM COMMERCIAL IN CONFIDENCE

Commercial Date plus                   N2 East London-Port Elizabeth-Hermanus us

24 months

 including:

* Grahamstown

* Humansdorp

* Knysna

* George

* Mossel Bay

* Riversdale

* Swellendam

* Caledon

* other areas within 15 km radius of the road

 N1 Johannesburg-Messina including:

 * Warrnbaths

 * Nylstroom

 * Potgietersrus

 * Pietersburg-

 * Louis Trichardt

 * Messina

* other areas within 15 km radius of the road

N4 Witbank-Komatipoort including:

* Middelberg

* Belfast

* Machadodorp

* Nelspruit

* Malelane

* Komatipoort

* other areas within 15 km radius of the road

R64 Bloemfontein-Kimberley including

* areas within 15 km radius of the road

N2 Empangeni-Durban-Ramsgate including:

* Empangeni/Richards Bay

* Tugela

* Stanga

* Scottburgh

* Hibberdene

* Port Shepstone

* Margate

* Ramsgate

* other areas within 15 km radius of the road

IV/II

II

II

IV/II

IV/II

II

II

II

II

IV/II

II

II

IV/II

IV/II

IV/II

IV/II

II

II

IV / II

II

II

II

II

IV / II

IV / II

II

II

IV / II

IV / II

IV/II

II

II

II

6

VODACOM COMMERCIAL IN CONFIDENCE

48 months

Commercial Date plus     R29 N12 Klerksdorp-Kimberley including:

 *

Wolmeransstad

 * Bloemhof

 * Christiana

* Warrenton

 * Kimberley

 * other areas within 15 km radius of the road

 R49/N5 Winburg-Harrismith including:

 * Winburg

 * Senekal

  *

 Bethlehem

* other areas within 15 km-radius of the road

II

II

II

II

IV/II

II

II

II

II

II

LEGEND:

IV - indicates predominantly 2W coverage.

II - indicates predominantly 8W coverage.

IV / II - indicates partial 2W coverage within a predominantly 8W coverage area

Note: - Where coverage is indicated within a 15 km radius of a road this will only be achieved where severe topographical limitations do not exist.

7

VODACOM COMMERCIAL IN CONFIDENCE

SCHEDULE 2A

VODACOM COMMUNITY  SERVICE TELEPHONE TIMETABLE

TARGET DATE

(after service

opening)

Commercial Date

One year after

Commercial Date

Two years after

Commercial Date

Three years after

Commercial Date

Four years after

Commercial Date

Five years after

Commercial  D a t e

Transvaal

250

1000

3500

6000

8500

11000

PLACE

Natal

150

600

2100

3600

5100

5600

 Cape OFS

100

400

2400

3400

TOTAL

500

2000

7000

12000

17000

22000

1400

4400

8

VODACOM COMMERCIAL IN CONFIDENCE

SCHEDULE  3

VODACOM TARIFF SCHEDULE

(including VAT).

The Business User Plan

Year

Connection fee

Monthly

Subscription

Local

(City/IntraZone)

R e g i o n a l

(InterZone Adjacent)

National

(InterZone Non-Adjacent)

International

Time of Day

Unit

 Rand

 Rand

Peak

R/Min

Off Peak

 R-Min

Peak R/Min

Off-Peak

 R/Min

Peak

 R/Min

Off-Peak

R/Min

 R/Min

At

Commercial

D a t e

86

121

148

0. 99

1. 71

1. 14

2. 05

1. 37

Note: International Rates at Telkom's International Rate plus the above tariff:

The Community Service Telephone User Plan

Year

Connection fee

Monthly

Subscription

Local

(City/IntraZone)

Regional

Time of Day

Unit

At

Commercial

Date

Rand

86

Peak

Off Peak

Peak

InterZone Adjacent)

Off-Peak

National

(InterZone Non-Adjacent)

Peak

Off- Peak

Rand

17

R/Min

0. 99

R/Min

R/Min

0. 57

0. 99

R/Min

0. 57

R/Min

0. 99

R/Min

0. 57

9